Exhibit 10.23

ASSIGNMENT, ASSUMPTION AND CONSENT

1. Assignment of Lease

FOR A VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned COPPER MOUNTAIN NETWORKS, INC., a California corporation (“Assignor”) hereby assigns and transfers to NEUROTHERMIA, INC., a California corporation (“Assignee”), all of Assignor’s right, title and interest in and under that certain lease (the “Lease”) with a Lease Reference Date of August 12, 1997 by and between Assignor and R. G. HARRIS CO. and ELIZABETH G. HARRIS, HENRY K. WORKMAN and DON C. SHERWOOD, TRUSTEES OF THE HARRIS FAMILY REVOCABLE TRUST (“Landlord”), covering those certain premises (the “Premises”) located at 3931 Sorrento Valley Blvd., San Diego, California, as more particularly described in the Lease and that certain Sublease with VidiMedix Corporation dated December 1, 1997.

This assignment is made in connection with an agreement by and between Assignor and Assignee and in connection therewith, the undersigned:

(a) Agrees that the effectiveness of this assignment and the Assumption of Lease provided for herein are subject to the consent of Landlord; which consent is predicated upon satisfaction of the conditions set forth in Section 3 hereof.

(b) Assignor shall be released from Assignor’s liability for any of the obligations of the tenant under the Lease arising or occurring after the Effective Date.

(c) Assignor warrants that as of the Effective Date specified below there will be no uncured default on the part of Assignor pursuant to the Lease and agrees to indemnify and defend Assignee against any claims arising out of such a claimed default.

(d) Assignor shall deliver possession of the Premises to Assignee on or before August 2, 1999 (the “Date of Delivery”) but Assignor shall continue to pay all rent and the other sums due Landlord under the Lease until the Effective Date, as defined hereinbelow, except that Assignee shall pay utilities, janitorial and shall maintain insurance for the Premises from the Date of Delivery. In the event that the Date of Delivery occurs after August 2, 1999, Assignor shall reimburse Assignee for all rent and the other sums due Landlord subsequent to October 1, 1999, equal to the number of days that the Date of Delivery is delayed.

(e) Assignor agrees that if Assignee spends at least $30,000.00 on tenant improvement construction, (including construction necessary to bring the existing bathrooms in that portion of the Premises not currently subleased into ADA compliance) then Assignor shall contribute $20,000.00 towards Assignee’s tenant improvement costs. If Assignee spends at least $40,000.00 on tenant improvement construction, (including construction necessary to bring the existing bathrooms in that portion of the Premises not currently subleased into ADA compliance) then Assignor shall contribute $30,000.00 toward Assignee’s tenant improvement costs (“Assignor’s Contribution”). Assignor shall deliver fifty percent (50%) of Assignor’s Contribution upon submission to Assignor by Assignee of an accepted bid for the tenant improvement construction. Assignor shall deliver the remaining portion of Assignor’s Contribution upon completion of the work and submission to Assignor by Assignee of copies of paid invoices showing the total amount expended for the tenant improvement construction. In no event shall Assignor’s Contribution exceed $30,000.00. Assignee shall be responsible for all other tenant improvement costs and Landlord shall have no responsibility therefor except as otherwise specifically provided in the Lease. Assignor hereby releases to Assignee any and all of Assignor’s claims to any prepayment or deposit held by any person or entity relating to the Premises or any leasehold improvements (including, without limitation, any utility deposits, performance and/or completion bonds, and the like). All such sums shall be held by such person or entity for the benefit of Assignee, subject to the provisions of the applicable agreement requiring such prepayment or deposit. Additionally, Assignor shall convey to Assignee prior to the Date of Delivery the full amount of the Security Deposit held by Assignor pursuant to the Sublease, in the amount of $21,845.00, which shall be held by Assignee in accordance with the terms and conditions of Section 5 of the Sublease.

(f) Assignor represents that to the best of its knowledge, the Premises and all building systems are in good working order and in good cosmetic condition. As of the date hereof and the Date of Delivery, Assignor represents and warrants that to the best of its knowledge: (a) Assignor is lawfully possessed of the lessee’s interest in and to the Lease and all of the improvements and alterations made by or for Assignor to the Premises, including, but not limited to, those certain furnishings, trade fixtures and equipment that will remain in the Premises after the Date of Delivery pursuant to the terms of the Lease, if any (the “Personal Property”), and the sublessor’s interest in and to that certain sublease with Vidimedix Corp. (the “Sublease”), which is in full force and effect and, to the best of Assignor’s knowledge, pursuant to which, the subtenant thereunder has no claim to any offset, defense or abatement of any amounts payable pursuant to such Sublease; (b) Assignor has the right and authority to assign its interest in the Lease, the

Personal Property and the Sublease to Assignee (subject to the terms of the Lease and the Sublease); (c) the copy of the Lease attached hereto as Exhibit “B” is a true, full and correct copy of the Lease and the same has not been modified except as set forth herein; (d) the copy of the Sublease attached hereto as Exhibit “C” is a true, full and correct copy of the Sublease and the same has not been modified; (e) the Lease and the Sublease are in full force and effect; (f) Assignor is not in default under the Lease and, to the best of Assignor’s knowledge, Landlord is not in default thereunder, and Assignor is not aware of any event or existing condition which, with the giving of notice and/or the passage of time, would constitute such a default; (g) Assignor is not in default under the Sublease and, to the best of Assignor’s knowledge, Vidimedix Corp. (“Sublessee”) is not in default thereunder, and Assignor is not aware of any event or existing condition which, with the giving of notice and/or the passage of time, would constitute such a default; (h) Assignor’s interest in the Lease, the leasehold improvements (including without limitation the Personal Property), and the Sublease shall be delivered to Assignee free and clear of all liens, encumbrances and creditor’s rights held by any party claiming by, through or under Assignor, and (i) the Premises, and all portions thereof that Assignor is obligated to repair and maintain under the Lease, and the Personal Property, are in good operating condition and repair and, to the best of Assignor’s knowledge, free of any Hazardous Materials. Within two (2) weeks prior to the Date of Delivery, Assignor shall obtain from Sublessee and provide to Assignee an executed Estoppel Certificate from Sublessee in the form of Exhibit “D” attached hereto. Within forty-five (45) days following the Date of Delivery, Assignor shall, at Assignor’s sole cost and expense, remove all of its signage from the building in which the Premises are located and from any monuments of the surrounding property and restore any and all damage arising from such removal. If Assignor fails to timely remove its signage and repair such damages, Assignee shall have the right, but without any obligation, to remove such signage and perform such restoration work, and Assignor shall be obligated to reimburse Assignee for any actual and reasonable amount expended by Assignee in performing such work of removal and restoration within fifteen (15) days following delivery of written evidence of such payment by Assignee.

As between Assignor and Assignee, Assignor hereby assigns the Lease and Sublease to Assignee, and shall be responsible for the performance of all obligations of the tenant under the Lease and the sublessor under the Sublease that accrued prior to the Date of Delivery (with the exception of Assignor’s obligations to be performed after the date of Delivery as expressly set forth herein), for all liabilities arising from Assignor’s particular use of the Premises to the extent arising prior to the Date of Delivery and for all claims, costs, expenses and liabilities relating to Assignor’s material breach of any term, condition, covenant or agreement of the Lease or the Sublease to be performed by Assignor prior to the Date of Delivery, and Assignor agrees to indemnify and hold harmless Assignee from any claims, losses, costs or expenses (including reasonable counsel fees) suffered or incurred by Assignee arising out of or resulting from any failure by Assignor to perform any such obligations. To the extent Assignee is billed or otherwise becomes obligated to pay any amount attributable to any period prior to the Date of Delivery relating to the Lease, the Sublease, the Personal Property or the Premises, Assignor shall reimburse Assignee for such amounts no later than fifteen (15) days after delivery of written evidence that such amounts are attributable to such period of Assignor’s responsibility and have been paid by Assignee.

(g) Acknowledges that Assignor has read the disclaimer set forth in Section 4 and the general provisions set forth in Section 5 of this instrument and executes this instrument with full knowledge and acceptance of such sections, both of which are incorporated herein, including, but not limited to, Assignor’s consent to the terms and conditions of Lease Amendment No. 1, which shall amend the Lease with respect to this assignment.

(h) Concurrently with the execution of this Assignment, Assumption and Consent, Assignor shall pay to Landlord the sum of $500.00 toward Landlord’s attorneys’ fees and costs pursuant to Section 7.4(c) of the Lease.

(i) Upon execution of this Assignment, Assumption and Consent, Assignor shall pay to Assignee the sum of $21,845.00, which represents the Subtenant’s Security Deposit currently on deposit with Assignor.

(j) Upon the Effective Date, Assignor shall pay to Assignee its pro rata share of all rent received by Assignor from Subtenant for the month of October 1999.

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The effective date (“Effective Date”) of this Assignment, Assumption and Consent shall be October 2, 1999.

EXECUTED this 16th day of July, 1999.

ASSIGNOR:		COPPER MOUNTAIN NETWORKS, INC.,
a California corporation

		By	/s/ [Illegible]
President

		By	/s/ [Illegible]
Secretary

	Address:	10145 Pacific Heights Blvd, Suite 100
San Diego, Ca 92121

2. Assumption of Lease

Assignee hereby accepts the foregoing assignment and assumes and agrees to be bound by and perform all obligations of the tenant pursuant to the Lease and this Assignment, Assumption and Consent arising on or after the Effective Date and to abide by all of the terms, provisions, covenants and conditions of the Lease and this Assignment, Assumption and Consent, including but not limited to those providing for the payment of Base Monthly Rent, Property Operating Expenses, additional rent and other charges.

As between Assignor and Assignee, Assignee hereby assumes the Sublease and shall be responsible for the performance of all obligations of the tenant under the Lease and the sublessor under the Sublease accruing from and after the Effective Date, for all liabilities arising from Assignee’s use of the Premises to the extent arising from and after the Date of Delivery and for all claims, costs, expenses and liabilities relating to Assignee’s material breach of any term, condition, covenant or agreement of the Lease or the Sublease to be performed by Assignee from and after the Date of Delivery, and Assignee agrees to indemnify, defend and hold harmless Assignor from any claims, losses, costs or expenses (including reasonable counsel fees) suffered or incurred by Assignor arising out of or resulting from any failure by Assignee to perform any such obligations.

The undersigned acknowledges and agrees that:

(a) Assignee has inspected the Premises and the building of which it forms a part and has received and read a copy of the Lease and is assuming the obligations of tenant pursuant to the Lease based upon Assignee’s own investigation and not upon any statements or representations of or on behalf of Assignor or Landlord.

(b) In connection with the within transaction, no person has had any authority to make any representations on behalf of Landlord or Assignor except Landlord and Assignor concerning the Premises and/or the building of which it forms a part and such representations, if any, have not been relied upon by the undersigned.

(c) The effectiveness of this Assumption and the Assignment of Lease provided for herein are subject to the consent of Landlord, which consent is predicated upon satisfaction of the conditions set forth in Sections 3 and 5 of this instrument.

(d) There may be no further assignment or transfer of the Lease or subletting of the Premises, or any portion thereof, except upon the written consent of Landlord and/or as otherwise provided in the Lease.

(e) Except as provided in Amendment No. 1 to the Lease incorporated herein by Paragraph 5 hereof, there may be no change in the use of the Premises and no remodeling of or alterations to the Premises without, in each instance, the prior written consent of Landlord and in conformance with the terms of the Lease.

(f) Assignee agrees to save, indemnify, defend and hold Assignor harmless from and on account of any claims, demands, actions, losses, expenses and liabilities (including attorneys’ fees) of Assignor under the Lease or Sublease, arising after the Date of Delivery, and on account of, or arising out of, the obligations and liabilities of the Assignor so assumed by Assignee hereunder.

(g) Upon execution of this Assignment, Assumption and Consent, Assignee shall pay to Assignor the sum of $20,400.00 which represents Assignor’s Security Deposit currently on deposit with Landlord.

(h) Assignee has read the disclaimer set forth in Section 4 and the general provisions set forth in Section 5 of this instrument and executes this instrument with full knowledge and acceptance of such sections, both of which are incorporated herein.

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EXECUTED this 15th day of July, 1999.

ASSIGNEE:	NEUROTHERMIA, INC.,
a California corporation

	By	/s/ John Dobak
	Its	President

	By	/s/ [Illegible]
	Its	Secretary

3. Consent to Assignment

Landlord hereby consents to the foregoing Assignment and Assumption in accordance with the Lease by and between Landlord and Assignor. It is understood and agreed that:

(a) The foregoing consent is not a waiver of Landlord’s right to consent to or impose restrictions upon any future assignment or subletting.

The undersigned Landlord does hereby certify that (1) the copy of the Lease attached hereto as Exhibit “B” is a true, full and correct copy of the Lease and the Lease has not been modified or amended in any way; (2) the Lease is in full force and effect, and, to the best of Landlord’s knowledge, (i) neither party is in default thereunder, and (ii) nor do any circumstances exist which, upon notice and/or expiration of any applicable grace period, would constitute a default thereunder; (3) the payment of rent and all other amounts payable by Assignor under the Lease is current through the month of June, 1999;. and (5) the Landlord shall not require any of the leasehold improvements made in and to the Premises (excluding Personal Property which may be removed without permanent damage to the Premises), made by or on behalf of the Assignor or Sublessee as of the date hereof to be altered or removed by the holder of the lessee’s interest in and to the Lease upon the expiration or earlier termination of the Lease. Further, the undersigned Landlord does hereby represent and warrant that the Landlord holds record title to the premises demised under the Lease and that the Lease is subject to no underlying ground lease.

(b) Landlord releases Assignor from any liability for any of the obligations of the tenant under the Lease arising or occuring after the Effective Date.

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(c) Landlord holds no security or other deposit for or on behalf of Assignor except the sum of $20,400.00 and such security or other deposit shall be retained by Landlord and returned to Assignee in accordance with Section 3.6 of the Lease. Landlord shall have no liability to Assignor subsequent to the Effective Date relative to any such security deposit. Landlord hereby acknowledges Assignor’s release to Assignee of any and all of Assignor’s claims to any prepayment or deposit held by Landlord relating to the Premises or leasehold improvements (including, without limitation, any utility deposits, performance and/or completion bonds, and the like). All prepayments and deposits held by Landlord pursuant, to the Lease shall be held by Landlord for the benefit of Assignee, subject to the provisions of the Lease requiring such prepayment or deposit.

(d) The foregoing consent does not include a consent to the transfer of any renewal, extension or expansion rights, or any other special privileges or rights granted to tenant pursuant to the Lease, if any, and all such rights and privileges shall terminate upon the Effective Date.

(e) On October 1, 1999, Landlord shall pay a leasing commission of $9,720.00 to The Irving Hughes Group, Inc. and on January 1, 2000, Landlord shall pay an additional leasing commission of $9,720.00 to The Irving Hughes Group, Inc.

This consent shall become effective only upon the execution of a copy of this instrument by each party hereto and delivery of such fully executed copy to Landlord.

EXECUTED as of this 15th day of July, 1999.

LANDLORD:

R. G. Harris Co., a California corporation

By:	/s/ [Illegible]
Title:	President

/s/ Elizabeth G. Harris
Elizabeth G. Harris, Trustee of the Harris Family Revocable Trust

/s/ Henry K. Workman
Henry K. Workman, Trustee of the Harris Family Revocable Trust

/s/ Don C. Sherwood
Don C. Sherwood, Trustee of the Harris Family Revocable Trust

4. Disclaimer

THE ASSIGNOR AND ASSIGNEE NAMED IN SECTIONS 1 AND 2 OF THIS INSTRUMENT EACH ACKNOWLEDGE THAT THE LEASE MAY PROVIDE FOR THE PAYMENT OF ADDITIONAL RENT PERIODICALLY ON AN ESTIMATED BASIS (INCLUDING PROPERTY OPERATING EXPENSES) WITH ADJUSTMENT TO ACTUAL AMOUNTS DUE AS SPECIFIED IN THE LEASE. NOTWITHSTANDING ANY ESTIMATE OR ALLOCATION OF SUCH AMOUNTS PROVIDED BY LANDLORD TO ASSIGNOR AND ASSIGNEE TO FACILITATE THE TRANSFER PROVIDED FOR HEREIN, ASSIGNOR AND ASSIGNEE UNDERSTAND AND ACKNOWLEDGE THAT (1) ANY SUCH ESTIMATE OR ALLOCATION IS ONLY AN ESTIMATE BY LANDLORD AND IS NOT INTENDED AS AND SHALL NOT BE CONSTRUED AS A LIMITATION OR CEILING UPON THE ACTUAL AMOUNTS WHICH MAY BE DUE, (2) AS RESPECTS LANDLORD, ASSIGNEE SHALL BE SOLELY RESPONSIBLE FOR ANY ADDITIONAL AMOUNTS OF ADDITIONAL RENT DUE TO LANDLORD BY VIRTUE OF SUCH ADJUSTMENTS AND SHALL BE SOLELY ENTITLED TO ANY REFUNDS OR CREDITS RESULTING FROM SUCH ADJUSTMENTS AND (3) ANY PRORATION OF ANY SUCH AMOUNTS BETWEEN ASSIGNOR AND ASSIGNEE SHALL BE STRICTLY BETWEEN THEM, AND LANDLORD NEED NOT BE CONCERNED THEREWITH.

5. General Provisions

(a) If any party hereto commences any action against any other party hereto arising out of or in connection with this instrument, or the Lease, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys’ fees as determined by the court as well as costs of suit.

(b) Any notice, demand, request, consent, approval or communication that any party hereto desires or is required to give to any other party or parties hereto shall be in writing and either served personally or sent by prepaid, first class mail properly addressed and deposited in the State of California to the address appearing below the signatures of each party hereto. Notice shall be deemed communicated three business days after the time of mailing if mailed as provided in this paragraph.

(c) Except as otherwise provided herein, Assignor and Assignee agree that Landlord has no liability for any fees or commissions to any real estate broker or agent in connection with the assignment and assumption of the Lease. All such fees and commissions shall be the responsibility of Assignor and Assignee.

(d) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest.

(e) In the event of any conflict between the terms of this instrument and the terms of the Lease, the terms of the Lease shall control.

(f) This Assignment, Assumption and Consent is conditioned upon Assignee’s and Landlord’s subsequent execution of Lease Amendment No. 1, a copy of which is attached hereto as Exhibit “A”. In the event that Landlord and Assignee fail to execute Lease Amendment No. 1 on or before July 30, 1999, and unless Landlord and Assignee agree otherwise in writing, this Assignment, Assumption and Consent shall become null and void and none of the parties hereto shall have any continuing obligation hereunder.

(g) Prior to the Date of Delivery, the Assignee’s address for all notices and other communications under the Lease shall be:

NEUROTHERMIA, INC.

6199 Cornerstone Court East, Suite 106

San Diego, CA 92121

Attn: Vice President Operations

and following the Date of Delivery, the Assignee’s address for all notices and other communications under the Lease shall be:

NEUROTHERMIA, INC.

3931 Sorrento Valley Boulevard

San Diego, CA 92121

Attn: Vice President Operations

with a copy in each case to:

Brobeck, Phleger & Harrison, LLP

550 West C Street, Suite 1300

San Diego, CA 92101

Attn: W. Scott Biel, Esq.

(h) As an inducement to enter into this Assignment and the attached Amendment, each of Assignor, Assignee and Landlord represents and warrants to the other that, except for David Marino of The Irving Hughes Group, Inc. (the “Broker”), such party has had no dealings with any real estate broker or other person in respect to this Assignment or the attached Amendment. Each of the parties shall indemnify and hold harmless the others from and against all damages or claims that may be asserted by any person with whom the indemnifying party has purportedly dealt. As between Assignor and Assignee, Assignor acknowledges and agrees that Assignor shall pay all fees due to the Broker arising out of this Assignment. Landlord acknowledges and agrees that Assignee shall have no obligation to pay any fees due to the Broker arising out of the attached Amendment unless Assignee has otherwise agreed with the Broker.

(i) This instrument shall be construed and interpreted in accordance with the laws of the State of California.

(j) This instrument may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement after each party has executed such a counterpart.

ASSIGNOR:		LANDLORD:

COPPER MOUNTAIN NETWORKS, INC., a California corporation		R. G. Harris Co., a California corporation

By:	/s/ [Illegible]	By:	/s/ [Illegible]
Title:	President	Title:	President

By:	/s/ [Illegible]	/s/ Elizabeth G. Harris
Title:	Secretary	Elizabeth G. Harris, Trustee of the Harris Family Revocable Trust

ASSIGNEE:		/s/ Henry K. Workman Henry K. Workman, Trustee of the Harris Family Revocable Trust

NEUROTHERMIA INC., a California corporation		/s/ Don C. Sherwood Don C. Sherwood, Trustee of the Harris Family Revocable Trust

By:	/s/ John Dobak
Title:	President

By:	/s/ [Illegible]
Title:	Secretary